UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)    November 23, 2005
                                           ----------------------------


                             Multiband Corporation
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             (Exact name of registrant as specified in its chapter)



           Minnesota                    13529                    41-1255001
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)



            9449 Science Center Drive
           New Hope, Minnesota                                         55428
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  763-504-3000
                                                    ------------


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          (Former name or former address, if changed since last report)


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Item 5

Other Events and Regulation FD Disclosure.

On November 21, 2005, the Company released the attached press release related to its financial results for the quarter ended September 30, 2005.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 23, 2005                Multiband Corporation


                                        By James L. Mandel
                                           -------------------------------
                                           James L. Mandel
                                           Chief Executive Officer

                                  Exhibit Index


99       Press Release